AMENDMENT NO. 1
TO
AMENDED AND RESTATED MASTER SERVICES AGREEMENT
This Amendment No. 1 (this “Amendment”) effective September 22, 2011 (“Effective Date”) to the Amended and Restated Master Services Agreement dated as of September 23, 2009 (“Agreement”) hereby modifies and amends that certain Agreement between Pfizer, Inc. (“Pfizer”) and PDI, Inc. with offices at Morris Corporate Center 1, 300 Interpace Parkway, Parsippany, NJ 07056 (“PDI”).

1.
The parties intend to extend the length of the term of the Agreement for a period of three (3) years. Accordingly, Section 8.1 of Agreement is hereby amended by deleting Section 8.1 in its entirety and replacing it with the following:

“8.1 Term. The term of this Agreement shall commence as of the Effective Date and shall remain in effect through the fifth anniversary of the Effective Date unless earlier terminated in accordance with its terms. Notwithstanding the foregoing, in the event that a Task Order has a term that exceeds the term of this Agreement, the parties agree that the term of this Agreement shall be extended until such time as all Services under the applicable Task Order have been completed or the Task Order has been terminated in accordance with the terms of this Agreement”

2.	Section 12.7 shall be amended to replace PDI's corportate address and fax number with:

Morris Corporate Center 1
300 Interpace Parkway
Parsippany, NJ 07056
Fax No.: 862-207-7899

3.
Exhibit D to the “Addendum to Amended and Restated Master services agreement between Pfizer Inc. And PDI, Inc., Compliance With Corporate Integrity Agreement and Related Oblications” shall be deleted in its entirety and replaced with the attached Exhibit D.

4.	All other terms and conditions in Agreement that are not hereby amended shall remain in full force and effect.

5.	In the event of a conflict between the provisions contained in the body of this Agreement and any such Task Order or exhibit, the terms in the Task Order or exhibit shall control.

IN WITNESS WHEREOF, the parties have each caused this Amendment to the Agreement to be executed by their respective, duly authorized representatives as of the Effective Date.

PDI Inc. By: Name:Nancy Lurker Title:CEO	Pfizer Inc. By: Name: Title:

EXHIBIT D to COMPLIANCE ADDENDUM
CONTRACTOR COMPLIANCE LIAISON
Chief Compliance Officer
PDI, Inc.
300 Interpace Parkway
Parsippany, NJ 07056
973-795-7777